                                                                   EXHIBIT 10.24

                              iOWN HOLDINGS, INC.

                  SERIES E PREFERRED STOCK PURCHASE AGREEMENT

     This agreement (this "Agreement") is made effective as of November 30, 1999, between iOwn Holdings, Inc., a Delaware corporation (the "Company"), and the entities listed on Exhibit A hereto (each an "Investor," and collectively,
                       ---------
the "Investors").

                                   SECTION 1.
               Authorization and Sale of Series E Preferred Stock

     1.1.   Authorization of Series E Preferred Stock.  The Company has
            -----------------------------------------
authorized the sale and issuance hereunder of up to 13,666,667 shares of its Series E Preferred Stock (the "Series E Preferred"), having the rights, preferences, privileges and restrictions set forth in the Company's Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit B
                                                                     ---------
(the "Restated Certificate"). The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the Initial Closing the Restated Certificate. The shares of Series E Preferred to be sold hereunder are collectively referred to as the "Shares."

     1.2.   Sale of Series E Preferred.  Subject to the terms and conditions
            --------------------------
hereof, on the Closing Date (as defined below) the Company will issue and sell to each Investor, and each Investor will purchase severally, and not jointly, at a purchase price of $3.00 per Share from the Company, the number of Shares specified opposite the name of each such Investor on Exhibit A.
                                                     ---------

                                   SECTION 2.
                             Closing Date; Delivery

     2.1.   Closing Date.  The closing of the purchase and sale of the Shares
            ------------
hereunder (the "Initial Closing") shall be held at the offices of Perkins Coie LLP, 135 Commonwealth Drive, Suite 250, Menlo Park, California 94025-1105 on December 6, 1999, or at such other time and place upon which the Company and the Investors shall agree (the date of the Initial Closing is hereinafter referred to as the "Closing Date").

     2.2.   Delivery.  At the Initial Closing, the Company will deliver to each
            --------
Investor a certificate or certificates representing the number of Shares set forth opposite such Investor's name on Exhibit A hereto, as appropriate, against
                                       ---------
payment of the purchase price therefor, by check or wire transfer payable to the Company.

     2.3.   Subsequent Closing.  The Company shall have the right, at any time
            ------------------
on or prior to December 6, 1999, to sell additional shares of Series E Preferred up to the fully authorized 13,666,667 of Series E Preferred to one or more additional investors (the "Additional Investors") as determined by the Company at the price and on the terms set forth herein; provided, however, that any
                                                --------  -------
Additional Investor shall be required to execute a signature page to, and become a party to, this Agreement. Thereafter, any such Additional Investor shall be considered an "Investor" for purposes of this Agreement and shall be added to Exhibit A hereof, and any shares of Series E Preferred so acquired by such
---------
Additional Investor shall be considered

"Shares" for purposes of this Agreement and all other agreements contemplated hereby. The conditions to the subsequent closing shall be the same as the conditions to the Closing and shall not be waived unless consented to by a majority in interest of the Series E Preferred, provided that there shall be no Opinion of Counsel or Compliance Certificate pursuant to Sections 5.5 and 5.11, respectively, in any subsequent closing.

                                   SECTION 3.
                 Representations and Warranties of the Company

     Except as set forth on Exhibit C attached hereto (the "Disclosure
                            ---------
Schedule"), the Company hereby represents and warrants to each of the Investors as of the date hereof as follows:

     3.1.   Organization and Standing; Certificate and Bylaws.  The Company is a
            -------------------------------------------------
corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has all requisite corporate power to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is qualified to do business as a foreign corporation in any jurisdiction in which failure to qualify would have a material adverse effect on the Company's business, properties, operations, prospects or condition (financial or otherwise). Attached hereto as Exhibit D are true and complete copies of its
                                ---------
Bylaws in effect as of the date hereof.

     3.2.   Corporate Power.  The Company has all requisite legal and corporate
            ---------------
power to execute and deliver this Agreement and the Fifth Amended and Restated Investor Rights Agreement of even date herewith, by and among the Company, the holders of the Company's Series A Preferred Stock, the holders of the Company's Series B Preferred Stock, the holders of the Company's Series C Preferred Stock, the holders of the Company's Series D or Series DD Preferred Stock and the Investors, the form of which is attached hereto as Exhibit E (the "Rights
                                                   ---------
Agreement"), the Fifth Amended and Restated Voting Agreement of even date herewith, by and among the Company, Edward P. Hoyt, the holders of the Company's Series A Preferred Stock, the holders of the Company's Series B Preferred Stock, the holders of the Company's Series C Preferred Stock, the holders of the Company's Series D or Series DD Preferred Stock and the Investors, the form of which is attached hereto as Exhibit F (the "Voting Agreement"), and the Fifth
                            ---------
Amended and Restated Right of First Refusal and Co-Sale Agreement of even date herewith, by and among the Company, Edward P. Hoyt, the holders of the Company's Series A Preferred Stock, the holders of the Company's Series B Preferred Stock, the holders of the Company's Series C Preferred Stock, the holders of the Company's Series D or Series DD Preferred Stock and the Investors, the form of which is attached hereto as Exhibit G (the "Co-Sale Agreement"), to sell and
                            ---------
issue the Shares hereunder, to issue the Common Stock issuable upon conversion of the Shares and to carry out and perform its obligations under the terms of this Agreement and the transactions contemplated hereby. The Rights Agreement, the Voting Agreement and the Co-Sale Agreement shall be referred to, collectively, as the "Ancillary Agreements."

     3.3.   Subsidiaries.  The Company has one subsidiary or affiliated company,
            ------------
iOwn, Inc., a California corporation which is a wholly-owned subsidiary of the Company. The Company does not otherwise own or control any other corporation, association or business entity.

     3.4.   Capitalization.  The authorized capital stock of the Company will,
            --------------
upon the Closing Date, consist solely of (a) 150,000,000 shares of Common Stock, 7,419,859 of which are issued and outstanding prior to the Initial Closing, and
(b) 123,964,068 shares of Preferred Stock of which (i) 2,492,900 are designated as Series A Preferred Stock, all of which are issued and outstanding as of the Closing Date, (ii) 2,492,900 are designated as Series A-1 Preferred Stock, none of which are issued and outstanding as of the Closing Date, (iii) 12,170,924 are designated as Series B Preferred Stock, 11,951,764 of which are issued and outstanding as of the Closing Date, (iv) 12,170,924 are designated as Series B-1 Preferred Stock, none of which are issued and outstanding as of the Closing Date, (v) 17,740,000 are designated as Series C Preferred Stock, 17,740,000 of which are issued and outstanding as of the Closing Date, (vi) 17,740,000 are designated as Series C-1 Preferred Stock, none of which are issued and outstanding as of the Closing Date, (vii) 11,000,000 are designated as Series D Preferred Stock, 7,820,643 of which are issued and outstanding prior to the Closing Date, (viii) 11,000,000 are designated as Series D-1 Preferred Stock, none of which are issued and outstanding as of the Closing Date, (ix) 5,200,000 are designated as Series DD Preferred Stock, none of which are issued and outstanding prior to the Closing Date, (x) 5,200,000 are designated Series DD-1 Preferred Stock, none of which are issued and outstanding as of the Closing Date, (xi) 11,666,667 are designated as Series E Preferred Stock, none of which are issued and outstanding prior to the Closing Date, (xii) 11,666,667 are designated Series E-1 Preferred Stock, none of which are issued and outstanding prior to the Closing Date, (xiii) 711,543 are designated as Series EE Preferred Stock, none of which are issued and outstanding as of the Closing Date, and
(xiv) 711,543 are designated as Series EE-1 Preferred Stock, none of which are issued and outstanding as of the Closing Date. All such issued and outstanding shares have been duly authorized and validly issued, and are fully paid and nonassessable and were issued in compliance with applicable federal and state securities laws. The Company has reserved an aggregate of 123,964,068 shares of Common Stock for issuance upon conversion of the Preferred Stock and 12,580,533 shares of its Common Stock for issuance to officers, directors, employees, sales representatives and consultants of the Company pursuant to the Company's 1999 Stock Option Plan. As of the Closing Date, the Company has reserved authorized but unissued shares of Common Stock in an amount that would be sufficient to effect the conversion of all outstanding shares of Preferred Stock as of such date. The Series E Preferred Stock, Series E-1 Preferred Stock, Series EE Preferred Stock and Series EE-1 Preferred Stock shall have the rights, preferences, privileges and restrictions set forth in the Restated Certificate. Except as referenced herein, in the Rights Agreement or in the Disclosure Schedule, there are no options, warrants, conversion privileges or other rights presently outstanding to purchase or otherwise acquire any authorized but unissued shares of the capital stock or other securities of the Company, nor any agreements or understandings with respect thereto. Except for the Voting Agreement, the Company is not a party or subject to any agreement or understanding and, to the Company's knowledge, there is no agreement or understanding between any persons and/or entities, which affects or relates to the voting or giving of consents with respect to any security of the Company.

     3.5.   Authorization.  All corporate action on the part of the Company, its
            -------------
officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement and the Ancillary Agreements by the Company; and the authorization, sale, issuance and delivery of the Shares (and the Common Stock issuable upon conversion of the Shares) and the performance of the Company's obligations hereunder and thereunder has been taken prior to the Initial Closing. This Agreement and the Ancillary Agreements, have been duly executed and delivered by the Company, and constitute the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing equitable remedies.

     3.6.   Validity of Shares.  The Shares have been duly authorized and, when
            ------------------
issued, sold and delivered in compliance with the provisions of this Agreement, will be duly and validly issued and will be fully paid and nonassessable and free and clear of all liens and encumbrances, the Series E-1 Preferred Stock, Series EE Preferred Stock and Series EE-1 Preferred Stock issuable upon special mandatory conversion of the Shares has been duly authorized and validly reserved and, when issued and delivered in compliance with the provisions of the Restated Certificate, will be duly and validly issued and will be fully paid and nonassessable and free and clear of all liens and encumbrances, and the Common Stock issuable upon conversion of the Shares or the Series E-1 Preferred Stock, Series EE Preferred Stock and Series EE-1 Preferred Stock has been duly authorized and validly reserved and, when issued and delivered in compliance with the provisions of the Restated Certificate, will be duly and validly issued and will be fully paid and nonassessable and free and clear of all liens and encumbrances and restrictions on transfer other than as set forth in this Agreement and the Ancillary Agreements; provided, however, that the Shares and the Series E-1 Preferred Stock, Series EE Preferred Stock and Series EE-1 Preferred Stock issuable upon special mandatory conversion of the Shares (and the Common Stock issuable upon conversion of the Shares or the Series E-1 Preferred Stock, Series EE Preferred Stock and Series EE-1 Preferred Stock) may be subject to restrictions on transfer under state and/or federal securities laws and will be issued in compliance with all applicable federal and state laws. Except as set forth herein or in the Rights Agreement, there are no outstanding rights of first refusal or preemptive rights applicable to the Shares or the Series E-1 Preferred Stock, Series EE Preferred Stock and Series EE-1 Preferred Stock.

     3.7.   Title to Properties and Assets; Liens, etc.  The Company has good
            ------------------------------------------
and marketable title to all its properties and assets, and is in compliance with the lease of all material properties leased by it, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than the lien of current taxes not yet due and payable. The Company is not in default under or in breach of any provision of its leases, and the Company holds valid leasehold interests in the properties which it leases. The Company's material properties and assets are in good condition and repair, ordinary wear and tear excepted, in all material respects.

     3.8.   Material Contracts and Commitments.  The Disclosure Schedule sets
            ----------------------------------
forth a list of all agreements, contracts, indebtedness, liabilities and other obligations to which the Company is a party or by which it or its assets are bound that (a) involve in excess of $50,000 aggregating similar agreements or obligations to the same party; (b) involve any Affiliate (as defined below) of the Company, any consultants or employees of the Company or, to the Company's knowledge, any members of the immediate family of the foregoing; or (c) obligate the Company to share, license or develop any product. Copies of such agreements and contracts and documentation evidencing such liabilities and other obligations have been made available by the Company to the Investors or their counsel. Except as expressly contemplated by this Agreement or as set forth on the Disclosure Schedule, the Company is not a party to any written or oral: (i) pension, profit sharing, stock option, employee stock purchase or other plan or arrangement providing for deferred or other compensation to employees or any other employee benefit plan or arrangement, or any contract with any labor union, or any severance agreements; (ii) contract for the employment of any officer, individual employee or other Person on a full-time, part-time, consulting or other basis providing annual compensation in excess of $100,000 or contract relating to loans to officers, directors or affiliates;
(iii) contract under which it has advanced or loaned any other Person amounts in the aggregate exceeding $15,000; or (iv) contract or agreement prohibiting it from freely engaging in any business or competing anywhere in the world. Solely for purposes of this Section 3.8: (i) "Affiliate" means, with respect to any specified Person (as defined below), any other Person which, directly or indirectly, controls, is under common control with, or is owned or controlled by, such specified Person, (ii) "control" means, with respect to any specified Person, either (x) the beneficial ownership of 10 percent or more of any class of equity securities or (y) the power to direct the management or policies of the specified Person through the ownership of voting securities, by contract, voting agreement or otherwise, (iii) the terms "controlling", "control with" and "controlled by", etc. shall have meanings correlative to the foregoing and (iv) the officers, directors and 10% shareholders of any specified Person shall be deemed to be Affiliates of the Company. "Person" means any individual, corporation, general or limited partnership, joint venture, association, limited liability company, joint stock company, trust, business trust, bank, trust company, estate (including any beneficiaries thereof), unincorporated organization, cooperative, association or government or branch, agency or political subdivision thereof.

     3.9.   Patents, Trademarks, etc.  To the knowledge of the Company, and
            ------------------------
except as set forth in the Disclosure Schedule, the Company has exclusive title to its tradename and trademark - iOwn -- and sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, proprietary rights and processes necessary for its business as now conducted, without conflict with or infringement of the rights of others. The Company has not received any communications alleging that the Company has violated or, by conducting its business, would violate, the proprietary or intellectual property rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business. Neither the execution nor delivery of this Agreement or the Ancillary Agreements, nor, to the Company's knowledge, the carrying on of the Company's business by the employees of the Company, will conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated. The Company is not aware of any violation or infringement by a third party of any of the Company's patents, licenses, trademarks, service marks, trade names, copyrights, trade secrets or other proprietary rights.

     3.10.  Compliance with Other Instruments.  The Company is not in violation
            ---------------------------------
of any term of the Restated Certificate or Bylaws, or in any material respect of any term or provision of any mortgage, indenture, contract, agreement, instrument, judgment or decree, and to its knowledge is not in violation of any order, statute, rule or regulation applicable to the Company (the "Laws"). The business and operations of the Company have been and are being conducted in material compliance with all applicable Laws. The execution, delivery and performance of and compliance with this Agreement and the Ancillary Agreements and the issuance of the Shares (and the Common Stock issuable upon conversion of the Shares), have not (i) resulted and will not result in any violation of, or conflict with, or constitute a default under any of the foregoing, (ii) resulted and will not result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company, (iii) resulted and will not result in the breach of or constitute a default under any material contact, agreement or instrument to which the Company is a party or by which it is bound that is listed on the Disclosure Schedule ("Material Contracts") (iv) given or gives any person rights to terminate any Material Contracts or agreements of the Company or, to its knowledge, otherwise to exercise rights against the Company or (v) violated and will not violate any order, writ, judgment, injunction, decree, statute, rule or regulation of any court, tribunal or governmental entity applicable to or the Company or any of its assets or businesses.

     3.11.  Litigation, etc.  There are no actions, suits, proceedings or
            ---------------
investigations pending or, to the Company's knowledge, threatened against the Company or its properties, assets or business before any court or governmental agency, which, either in any case or in the aggregate, might result in any material adverse change in the business, prospects, financial condition, affairs, operations or equity ownership of the Company or any of its properties or assets, or in any material impairment of the right or ability of the Company to carry on its business as now conducted, or in any material liability on the part of the Company, and none which questions the validity of this Agreement or the Ancillary Agreements or any action taken or to be taken in connection herewith. There is no action, suit, proceeding, or investigation by the Company currently pending or that the Company intends to initiate.

     3.12.  Employees.  To the Company's knowledge, no employee of the Company
            ---------
is or will be in violation of any judgment, decree or order of any court or administrative agency, or any term of any employment contract or any other contract (including without limitation any covenant not to compete) or agreement relating to the relationship of any such employee with the Company or any other party because of the nature of the business conducted by the Company or to the utilization by the employee of such employee's reasonable efforts with respect to such business. Except as set forth in the Disclosure Schedule, the Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other written employee compensation agreement. The Company does not have any collective bargaining agreements covering any of its employees. To the Company's knowledge, the Company is not using any inventions of any of its employees, consultants or officers made before their employment by the Company. To the Company's knowledge, no employee, consultant or officer has taken, removed, or made use of any proprietary documentation, manuals, products, materials, or any other tangible items from the employee's previous employers relating to the Company's business. To the Company's knowledge, no officer or key employee of the Company currently intends to terminate his or her employment with the Company. The Company is not a party to any Plan, as defined in the Employee Retirement Income Security Act of 1974.

     3.13.  Insurance.  The Company has in full force and effect fire, casualty
            ---------
and comprehensive general liability insurance policies with recognized insurers with such coverages as are sufficient in amount to allow replacement of the tangible properties of the Company that might be damaged or destroyed and the Company has not received any notice of cancellation with respect to, and does not have any pending claims under, such policies.

     3.14.  Registration Rights.  Except as contemplated by the Rights
            -------------------
Agreement, the Company is not under any obligation to register any of its presently outstanding securities or any of its securities that may hereafter be issued.

     3.15.  Governmental Consents, etc.  No consent, approval, order or
            --------------------------
authorization of or designation, declaration or filing with any local, state or federal governmental authority of the United States on the part of the Company is required in connection with the valid execution, delivery and performance of this Agreement, or the offer, sale or issuance of the Shares (and the Preferred Stock or Common Stock issuable upon conversion of the Shares), or the consummation of any other transaction contemplated hereby, except (a) filing of the Restated Certificate in the office of the Secretary of State of the State of Delaware, and (b) qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) under the Securities laws of the State of Delaware, the California Corporate Securities Law and other applicable Blue Sky laws, of the offer and sale of the Shares (and the Common Stock issuable upon conversion of the Shares), which filing and qualification, if required, will be accomplished in a timely manner prior to or promptly following completion of the Initial Closing.

     3.16.  Offering.  Assuming the accuracy of the Investor representations in
            --------
Section 4 hereof, the offer, sale and issuance of the Shares to be issued in conformity with the terms of this Agreement (and the issuance of the Preferred Stock or Common Stock to be issued upon conversion of the Shares) constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act.

     3.17.  Disclosure.  No statement by the Company contained in this
            ----------
Agreement, any Ancillary Agreement, or any exhibit, attachment or schedule, or in any certificate furnished or to be furnished to the Investors pursuant hereto or written information otherwise provided to the Investors, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

     3.18.  Brokers or Finders.  Except as otherwise disclosed in the Disclosure
            ------------------
Schedule, the Company has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

     3.19.  Environmental Laws.  To the Company's knowledge, the Company is not
            ------------------
in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. No Hazardous Materials (as defined below) are used or have been used, stored, or disposed of by the Company or, to the Company's knowledge by any other person or entity on any property owned, leased or used by the Company. For purposes of the preceding sentence, "Hazardous Materials" shall mean (a) materials which are listed or otherwise defined as "hazardous" or "toxic" under any applicable local, federal and/or foreign laws and regulations that govern the existence and/or remedy of contamination on property, the protection of the environment from contamination, the control of hazardous wastes, or other activities involving hazardous substances, including building materials or (b) any petroleum products or nuclear materials.

     3.20.  Liabilities.  Except as set forth in the Disclosure Schedule, the
            -----------
Company has not entered into any agreements involving, individually or in the aggregate, in excess of $50,000 (written or verbal) with any third parties, including employees and consultants.

     3.21.  Financial Statements; Undisclosed Liabilities.  The Company has
            ---------------------------------------------
delivered to each Investor an audited Balance Sheet, Income Statement and Statement of Cash Flows (collectively, the "Financial Statements") dated December 31, 1998 (the "Statement Date"). The Company has also delivered an unaudited Balance Sheet, Statement of Income and Statement of Cash Flows, reviewed by Price Waterhouse, for the six months ending June 30, 1999 and an unaudited Balance Sheet, Statement of Income and Statement of Cash Flows for the eight months ending August 31, 1999 (the "Interim Financial Statements"). The Financial Statements and the Interim Financial Statements are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly the financial condition of the Company as of the Statement Date and the results of operations and cash flows of the Company for the period then ended; provided, however, that the Interim Financial Statements are subject to normal recurring year-end audit adjustments and do not contain footnotes required under generally accepted accounting principles. Since the date of the Financial Statements, there have been no material changes in the Company's accounting policies.

     3.22.  Changes.  Since the Statement Date, there has not been:
            -------

          (a) any damage, destruction or loss, whether or not covered by insurance, materially adversely affecting the properties or tangible assets of the Company;

          (b) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

          (c) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, prospects or financial condition of the Company (as such business is presently conducted);

          (d) any sale, assignment or transfer by the Company of any patents, trademarks, copyrights, trade secrets or other intangible assets;

          (e) any resignation or termination of employment of any key officer of the Company or any change in officer compensation except in the ordinary course of business and consistent with past practice;


          (g) any loans or guarantees made by the Company to or for the benefit of its employees, shareholders, officers, or directors, or any members of their immediate families, other than in amounts immaterial to the Company's operating results or financial condition and other than travel advances and other advances made in the ordinary course of its business;

          (h) any declaration, setting aside, or payment of any dividend or other distribution of the Company's assets in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

          (i) any incurrence of any material indebtedness;

          (j) any changes in the assets, liabilities, financial condition or operating results of the Company other than that reflected in the Financial Statements or Interim Financial Statements that, either individually or in the aggregate, would have a material, adverse effect on the Company's business, prospects, properties, financial condition or results of operations; or

          (k) any commitment, obligation, understanding or other arrangement, contingent or otherwise, to effect, directly or indirectly, any of the foregoing.

     3.23.  Proprietary Information Agreement.  All officers, employees of and
            ---------------------------------
consultants to the Company with access to proprietary information of the Company have executed and delivered to the Company a Proprietary Information Agreement in substantially the form attached as Exhibit H hereto, and the Company is not
                                      ---------
aware of any material breach thereof by any such persons.

     3.24.  Taxes.  The Company has never had any tax deficiency proposed or
            -----
assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. The Company has timely filed all tax returns, submitting true and complete information; has paid all taxes when due (other than those that are being contested in good faith); and has received no notice of audit. Except as set forth on the Disclosure Schedule, no federal or state income tax returns of the Company has ever been audited. Proper and accurate amounts have been withheld by the Company from its employees for all periods in compliance with the tax, social security and any employment withholding provisions of applicable federal and state laws. The Company has made all withholdings or collections for all taxes, including, without limitation, all employee income tax withholding, social security and unemployment taxes.

     3.25.  Other Relationships.  Except as set forth on the Disclosure
            -------------------
Schedule, to the best knowledge of the Company (a) no officer of the Company, nor any of its affiliates, has any interest (other than as non-controlling holders of securities of a publicly-traded company), either directly or indirectly, in any Person (whether as an employee, officer, director, shareholder, agent, independent contractor, security holder, creditor, consultant or otherwise) that presently (i) provides any services or designs, produces or sells any products or product lines, or engages in any activity which is the same, or competitive with any activity or business in which the Company is now engaged, (ii) is a supplier of, customer of, creditor of, or has an existing contractual relationship with, the Company, or (iii) has any direct, or indirect interest in any asset or property used by the Company or any property, real or personal, tangible or intangible, that is necessary or desirable for the conduct of the business of the Company; and (b) no current or former stockholder, director, officer or employee of the Company, nor any of its affiliates, is at present, or since the inception of the Company has been, directly or indirectly through his affiliation with any other Person, a party to any transaction (other than as an employee) with the Company providing for the furnishing of services by, or rental of real or personal property from, or otherwise requiring cash payments to any such Person.

     3.26.  Investment Company Act.  The Company is not, and immediately after
            ----------------------
the Closing Date will not be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act.

     3.27.  Labor Agreements and Actions.  The Company is not bound by or
            ----------------------------
subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company, nor is the Company aware of any labor organization activity involving its employees. Except as set forth in the Disclosure Schedule, the employment of each officer and employee of the Company is terminable at the will of the Company. To its knowledge, the Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

     3.28.  Permits.  The Company and each of its subsidiaries has all
            -------
franchises, permits, licenses and any similar authority necessary for the conduct of business, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. Except as set forth in the Disclosure Schedule, the Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

     3.29.  Corporate Documents.  A copy of the Restated Certificate and Bylaws
            -------------------
of the Company have been provided to counsel for the Investors. The minute books of the Company contain minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and reflects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes accurately in all material respects. The Restated Certificate and Bylaws and the minute books are true, correct and complete and, with respect to the Restated Certificate and Bylaws, contain all amendments through the date hereof.

     3.30.  Small Business Investment Company Applicant.  The Company's tangible
            -------------------------------------------
net worth (including its Affiliates) is not in excess of $18 million, and the Company's average net income after Federal income taxes (excluding any carry-over losses) for the preceding 2 completed fiscal years is not in excess of $6 million. The Company has heretofore furnished to each Investor that is an SBIC Holder (as defined below) the following completed forms, which are true and correct in all material respects: Size Status Declaration on SBA Form 480, Assurance of Compliance on SBA Form 652D and Portfolio Financing Report on SBA Form 1031 (the "SBA Forms"). As of the Closing Date, the Company is not a "relender" or "reinvestor" as defined in Section 107.720 of Title 13 of the Code of Federal Regulations." "SBIC Holder" means that the Investor is a Small Business Investment Company regulated pursuant to Section 121.301(c)(1) of Title 13 of the Code of Federal Regulations (an "SBIC").

                                   SECTION 4.
           Representations, Warranties and Covenants of the Investors

     Each of the Investors hereby represents, warrants and covenants, severally and not jointly, to the Company with respect to its individual purchase of the Shares as follows:

     4.1.   Accredited Investor.  The Investor is an accredited investor as
            -------------------
defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

     4.2.   Foreign Investor. If the Investor is not a United States person (as
            ----------------
defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including
(i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase,
(iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. Such Investor's subscription and payment for and continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of the Investor's jurisdiction.

     4.3.   Experience; Risk.  The Investor has such knowledge and experience in
            ----------------
financial and business matters that such Investor is capable of evaluating the merits and risks of the purchase of the Shares pursuant to this Agreement and of protecting the Investor's interests in connection therewith. The Investor's financial condition is such that it has the ability to bear the economic risk of the investment, including complete loss of the investment. The Investor is experienced in evaluating and investing in new companies such as the Company.

     4.4.   Investment.  The Investor is acquiring the Shares for investment for
            ----------
its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof; and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor understands that the Shares to be purchased have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Investor's representations as expressed herein.

     4.5.   Restricted Securities; Rule 144.  The Investor understands that the
            -------------------------------
Shares and the shares of Common Stock issuable upon conversion of the Shares, will be "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations the Shares may be resold without registration under the Securities Act only in certain limited circumstances. The Investor acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

     4.6.   No Public Market.  The Investor understands that no public market
            ----------------
now exists for any of the securities issued by the Company and that there is no assurance that a public market will ever exist for the Shares.

     4.7.   Access to Data.  The Investor has had an opportunity to discuss the
            --------------
Company's business, management and financial affairs with the Company's management and the opportunity to review the Company's facilities and has received all information requested from the Company regarding the investment in the Company, but the Company acknowledges that this Section 4.7 shall not relieve the Company for any liability arising in connection with a breach of any of its representations or warranties in Article 3.

     4.8.   Authorization.  The Investor represents that it has all requisite
            -------------
corporate power and authority to enter into and perform the Investor's obligations under this Agreement and the Ancillary Agreements, and this Agreement, the Rights Agreement, the Voting Agreement and the Co-Sale Agreement when executed and delivered by the Investor will constitute valid and binding obligations of the Investor, enforceable in accordance with their respective terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules of law governing specific performance, injunctive relief or other equitable remedies.

     4.9.   Government Consents.  No consent, approval or authorization of or
            -------------------
designation, declaration or filing with any local, state, federal or foreign governmental authority on the part of the Investor is required in connection with the valid execution and delivery of this Agreement by the Investor, and the consummation by the Investor of the transactions contemplated hereby.

     4.10.  Further Limitations on Disposition.  Without in any way limiting the
            ----------------------------------
presentations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Shares unless and until:

          (a) There is then in effect a Registration Statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

          (b) The Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the proposed disposition, and if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act.

     4.11.  Legends.  It is understood that each certificate representing the
            -------
Shares (and the shares of Common Stock issuable upon conversion of the Shares) and any securities issued in respect thereof under applicable state securities laws shall bear the following legends:

          (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR, IF REASONABLY REQUESTED BY THE CORPORATION, AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

          (b) "THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OR HIS PREDECESSOR IN INTEREST. COPIES OF SUCH AGREEMENT MAY BE OBTAINED BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY."

          (c) Any legend required to be placed thereon by the California Commissioner of Corporations or any other applicable state securities laws.

     4.12.  SBIC Holder.  CIBC Wood Gundy represents and warrants that it is
            -----------
an SBIC Holder, that it is a wholly owned subsidiary of a bank listed in
Schedule I to the Canadian Bank Act, that all of CIBC Wood Gundy's voting shares are owned by such bank listed in

Schedule I to the Canadian Bank Act, and that CIBC Wood Gundy is purchasing the Shares as a principal.

                                   SECTION 5.
                   Conditions to Initial Closing of Investor

     Each Investor's obligation to purchase the Shares at the Initial Closing is, at the option of the each of the Investors individually, subject to the fulfillment on or prior to the Closing Date of the following conditions:

     5.1.   Execution of Documents.  The Company and the Investors shall have
            ----------------------
duly authorized, executed and delivered copies of this Agreement, each Ancillary Agreement and each other agreement, document or instrument related hereto or thereto required in connection with the consummation of the transactions contemplated hereby. This Agreement, each Ancillary Agreement and each other related agreement, document or instrument shall be in full force and effect on the Closing Date.

     5.2.   Representations and Warranties Correct.  The representations and
            --------------------------------------
warranties made by the Company in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

     5.3.   Covenants.  All covenants, agreements and conditions contained in
            ---------
this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

     5.4.   Good Standing.  The Company shall have obtained a good standing
            --------------
certificate from the State of California and from each other state where it is qualified to do business and shall have provided copies to special counsel to the Investors on or prior to the Closing Date.

     5.5.   Opinion of Company's Counsel.  The Investors shall have received
            ----------------------------
from Perkins Coie LLP, counsel to the Company, an opinion addressed to the Investors, dated the Closing Date, substantially in the form of Exhibit I
                                                                ---------
hereto.

     5.6.   Blue Sky.  The Company shall have obtained all necessary Blue Sky
            --------
law permits and qualifications, or secured an exemption therefrom, required by any state for the offer and sale of the Shares and the Common Stock issuable upon conversion of the Shares.

     5.7.   Restated Certificate of Incorporation.  The Restated Certificate
            -------------------------------------
shall have been filed with, and approved by, the Secretary of State of the State of Delaware.

     5.8.   Reservation of Common Stock.  The shares of the Common Stock
            ---------------------------
issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

     5.9.   Board of Directors.  The Bylaws of the Company shall reflect that
            ------------------
the size of the Board of Directors shall be nine (9) members. At the Closing, ABN AMRO shall be entitled to appoint one member to the Board of Directors on behalf of the Series E Preferred Investors. The holders of the Company's Common and Preferred Stock, voting together as a single class, shall be entitled to appoint one member to the Board of Directors. Immediately prior to the Initial Closing, the Board of Directors shall be comprised of Han Kim, David Chao, David Kniffin, Scott Shay, Peter Nieh, Edward Hoyt, and Brendan Calder.

     5.10.  Aggregate Purchase.  The Investors shall purchase an aggregate of at
            ------------------
least 5,000,000 shares of Series E Preferred at the Initial Closing.

     5.11.  Compliance Certificate.  The Company shall have delivered to the
            ----------------------
Investors a certificate executed by the President of the Company, dated the Closing Date and certifying to the fulfillment of the conditions specified in Sections 5.2, 5.4, 5.6, 5.7, 5.8, and 5.9 of this Agreement.

     5.12.  Authorization.  All authorizations, approvals, or permits of any
            -------------
governmental authority that are required in connection with the lawful issuance and sale of the Stock, the conversion of the Stock into common stock and the issuance of such common stock upon conversion shall have been duly obtained and shall be effective on and as of the Closing.

                                   SECTION 6.
                  Conditions to Initial Closing of the Company

     The Company's obligation to sell and issue the Shares at the Initial Closing is, at the option of the Company, subject to the fulfillment of the following conditions:

     6.1.   Representations.  The representations made by the Investors in
            ---------------
Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

     6.2.   Ancillary Agreements.  The Investors shall have executed and
            --------------------
delivered to the Company the Ancillary Agreements.

     6.3.   Restated Certificate of Incorporation.  The Restated Certificate
            -------------------------------------
shall have been filed with, and approved by, the Secretary of State of the State of Delaware.

     6.4.   Employment Agreement.  The Company shall have entered into an
            --------------------
employment agreement with Edward P. Hoyt, on terms and conditions acceptable to the Investors.

                                  SECTION 7.
                                Miscellaneous

     7.1.   Governing Law.  This Agreement shall be governed in all respects by
            -------------
the laws of the State of Delaware as applied to contracts made and to be fully performed entirely within that state between residents of that state.

     7.2.   Survival.  The representations, warranties, covenants and agreements
            --------
made herein shall survive any investigation made by any Investor and the closing of the transactions contemplated hereby.

     7.3.   Successors and Assigns.  Except as otherwise provided herein, the
            ----------------------
provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto; provided, however, that the rights of the Investors to purchase the Shares shall not be assignable without the consent of the Company.

     7.4.   Assignment of Securities and Rights Between Times Mirror Entities.
            -----------------------------------------------------------------
Notwithstanding anything to the contrary in this Agreement, The Times Mirror Company ("Times Mirror"), any affiliates of Times Mirror, any operating unit of Times Mirror, Eagle New Media Investments, LLC, Liberty Bell I and TMCT Ventures, L.P. (each, a "Times Mirror Entity") may transfer or otherwise convey to any other Times Mirror Entity any capital stock or securities of the Company held by such Times Mirror Entity and any such party's rights under this Agreement and the related agreements without obtaining the signature, consent or permission of the Company or any Investor, so long as such Time Mirror Entity receiving such capital stock or securities of the Company is or becomes a signatory to the this Agreement and the Ancillary Agreements. Upon a transfer or assignment meeting the above conditions, the Company and the Investors will be automatically deemed to have approved such transfers and waive all rights of first refusal, co-sale or participation, if any, and all rights to notice, if any, in connection with such assignment or transfer.

     7.5.   Entire Agreement; Amendment.  This Agreement and the other documents
            ---------------------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement or any term hereof may be amended, waived, discharged or terminated solely by a written instrument signed by the Company and the holders of a majority of the Common Stock issued or issuable upon conversion of the Shares.

     7.6.   Notices, etc.  All notices and other communications required or
            ------------
permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to an Investor, at the address set forth on Exhibit A, hereto,
                                                             ---------
or at such other address as shall have been furnished to the Company upon not less than 10 days notice in writing, (b) if to any other holder of the Shares, at such address as such holder will have furnished to the Company upon not less than 10 days notice in writing, or (c) if to the Company, at the address set forth below and addressed to the attention of the President and with a copy to Perkins Coie LLP, 135 Commonwealth Drive, Suite 250, Menlo

Park, California 94025-1105, Attention: Ralph L. Arnheim, III, Esq. or at such other address as the Company shall have furnished to the Investors upon not less than 10 days notice in writing.

     7.7.   Delays or Omissions.  No delay or omission to exercise any right,
            -------------------
power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     7.8.   California Corporate Securities Law.  THE SALE OF THE SECURITIES
            -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     7.9.   Expenses.  Upon receipt of documentation therefor at the Closing,
            --------
the Company shall pay the reasonable fees and expenses of Wilmer, Cutler & Pickering, incurred with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby, in an amount not to exceed $20,000.

     7.10.  Severability.  In the event that any provision of this Agreement
            ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     7.11.  Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

     7.12.  Waiver of Potential Conflict of Interest.  Each party to this
            ----------------------------------------
Agreement acknowledges that Perkins Coie LLP, counsel for the Company, may in the past have performed and may continue to perform legal services for certain of the Investors in matters unrelated to the transactions described in this Agreement, including the representation of such Investors in venture capital financings and other matters. Accordingly, each party to this Agreement hereby
(1) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (2) gives its informed consent to Perkins Coie LLP's representation of certain of the Investors in such unrelated matters and to Perkins Coie LLP's representation of the Company in connection with this Agreement and the transactions contemplated hereby.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

                                    "COMPANY"

                                    iOwn Holdings, Inc., a Delaware corporation



                                    By:  /s/ Edward P. Hoyt
                                       ---------------------------------------
                                       Edward P. Hoyt, Chief Executive Officer